UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT,
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  August 4, 2010

CHYRON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York	001-09014	11-2117385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Hub Drive
Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 845-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On August 4, 2010, Chyron Corporation (the “Company”) entered into an amended and restated employment agreement with its President and Chief Executive Officer, Michael Wellesley-Wesley, effective September 1, 2010, which replaces his existing agreement dated September 19, 2008, as amended, which was set to expire on August 31, 2010.  The amended and restated employment agreement is substantially the same as Mr. Wellesley-Wesley’s existing employment agreement, except for the following:

•	Mr. Wellesley-Wesley’s term of employment is being extended from August 31, 2010 to December 31, 2012;

•	Mr. Wellesley-Wesley’s base salary is being increased by 2%, to $473,382, until August 31, 2011, and then by another 2%, to $482,850, for the remainder of the term;

•
If Mr. Wellesley-Wesley is terminated without cause, as defined in the agreement, any performance-based equity awards he has received will continue to vest pursuant to their terms, subject to attainment of the performance goals, instead of becoming immediately vested as provided in his existing agreement; and

•
If the Company does not extend his employment at the end of the term for at least one year on the same or better terms, the performance-based restricted stock units granted to Mr. Wellesley-Wesley under the Company’s Key Management Medium-Term Incentive Plan in May 2010, as described in the Company’s Current Report on Form 8-K filed on May 25, 2010, will continue to vest and be payable upon achievement of the performance events specified in the grant and he will be eligible to receive any additional awards conditioned upon the achievement of the performance events, even though he is no longer an employee; provided that if the Company offers to extend the employment term and Mr. Wellesley-Wesley declines the extension, then the restricted stock units will terminate and he will not be eligible to receive any further awards.

The summary of the amended and restated employment agreement set forth herein is qualified in its entirety by reference to the complete terms and conditions of the agreement, which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference into Item 5.02(e) of this Form 8-K.

Item 9.01   Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description

10.1+	Amended and Restated Employment Agreement by and between Chyron Corporation and Michael Wellesley-Wesley, effective as of September 1, 2010.

+  management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHYRON CORPORATION

By:	/s/ Jerry Kieliszak
Name:	Jerry Kieliszak
Title:	Senior Vice President and Chief Financial Officer

Date:  August 9, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1+	Amended and Restated Employment Agreement by and between Chyron Corporation and Michael Wellesley-Wesley, effective as of September 1, 2010.

           +  management contract or compensatory plan or arrangement